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                                 FIRST AMENDMENT


         FIRST AMENDMENT, dated as of March 31, 1997, (this "Amendment"), to the Loan Agreement, dated as of March 14, 1997, as heretofore amended (the "Loan Agreement"), among HOMESIDE LENDING, INC., a Florida corporation (the "Borrower"), MERRILL LYNCH MORTGAGE CAPITAL INC., a Delaware corporation (the "Lender"), and THE CHASE MANHATTAN BANK, as Collateral Agent hereunder (in such capacity, the "Collateral Agent") and as "Lender" under the Chase Agreement.


                               W I T N E S S E T H

         WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, each of the Lender and the Collateral Agent has agreed, that certain provisions of the Loan Agreement be amended in the manner provided for in this Amendment.


         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. DEFINED TERMS. Terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement or the Credit Agreement (as such term is defined in the Loan Agreement).

         II.      Amendments to Credit Agreement.
                  ------------------------------

         1. AMENDMENTS TO SECTION 1. Subsection 1.1 of the Loan Agreement is hereby amended by adding thereto the following definition in the appropriate alphabetical order:

         "FIRST, AMENDMENT": the First Amendment, dated as of March 31, 1997, to this Agreement.

         2. AMENDMENTS TO SCHEDULES. Schedule II of the Loan Agreement is hereby amended by deleting such Schedule and substituting in lieu thereof
Schedule IIA, a copy of which is attached hereto.

         III.     Amendments and Endorsements to the Note.
                  ---------------------------------------

         1. AMENDMENTS TO THE NOTE. The Note held by the Lender is hereby amended by (i) deleting the date "April 1, 1997" wherever such date appears therein and substituting in lieu thereof the date "the earlier of (a) May 1, 1997 and (b) the closing of an offering of debt securities or medium-term notes of HomeSide Lending, Inc. in an aggregate principal amount of not less than $85 million" and (ii) deleting the amount "35,000,000" or "Thirty-Five Million Dollars" wherever such amount appears therein and substituting in lieu thereof the amount "$50,000,000" or "Fifty Million Dollars", as the case may be.


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         2.       ENDORSEMENT OF THE NOTE. The Borrower hereby requests and
authorizes Lender, and the Lender hereby agrees, to permanently affix to the Note held by the Lender, as of the Amendment Effective Date (as hereinafter defined) and in any event prior to any transfer of the Note, the following endorsement:

                  This Note has been amended pursuant to, and as provided in, Sections III of the First Amendment, dated as of March 31, 1997, to the Loan Agreement.

         IV. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") on which each of the Lender and the Collateral Agent receives (i) this Amendment duly executed and delivered by a duly authorized officer of the Borrower, (ii) such instruments and documents as the Lender or the Collateral Agent requests in connection with the Collateral and the security interest therein granted hereunder, including executed Uniform Commercial Code filings in proper form for filing and acknowledgement agreements relating thereto in form and substance satisfactory to each of the Lender and the Collateral Agent, and (iii) such opinions of counsel to the Borrower as the Lender or the Collateral Agent shall request and certified copies of the resolutions of the Board of Directors of the Borrower authorizing this Amendment and the borrowings and security interests contemplated hereby.

         V.       General.
                  -------

         1. REPRESENTATION AND WARRANTIES. To induce each of the Lender and the Collateral Agent to enter into this Amendment, the Borrower confirms, reaffirms and restates to each of the Lender and the Collateral Agent that, as of the Amendment Effective Date, the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment, the Loan Agreement and the Note, as the case may be. Each request by the Borrower that a Loan be made hereunder or under the Loan Agreement, and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representations and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date.

         2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Lender and the Collateral Agent for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitations the reasonable fees and disbursements of counsel to each of the Lender and the Collateral Agent.

         3. NO OTHER AMENDMENTS: CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Loan Agreement and the Note are and shall remain in full force and effect.




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         4.       GOVERNING LAW: COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower, the Leader and the Collateral Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                        HOMESIDE LENDING, INC.


                                        By: /s/ Debra F. Watkins
                                            ------------------------------------

                                        Title: Senior Vice President
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE CAPITAL,
                                        INC.


                                        By:
                                            ------------------------------------

                                        Title: Director
                                               ---------------------------------


                                        THE CHASE MANHATTAN BANK, as
                                        Lender under the Chase Agreement and as
                                        Collateral Agent hereunder


                                        By: /s/ P.A. Parker
                                            ------------------------------------

                                        Title: Vice President
                                               ---------------------------------